                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 24, 2000
                                                  -----------------------------

                             RIDGEWOOD HOTELS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     DELAWARE                     0-14019                    58-1656330
--------------------------------------------------------------------------------
  (STATE OR OTHER          (COMMISSION FILE NUMBER)        (IRS EMPLOYER
  JURISDICTION OF                                         IDENTIFICATION
  INCORPORATION)                                               NUMBER)


   2859 PACES FERRY ROAD, SUITE 700, ATLANTA, GEORGIA            30339
-------------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (770) 434-3670
                                                   -----------------------------

Item 5. Other Events.

         (a) The Board of Directors on February 4, 2000 decided to postpone the Registrant's Annual Meeting of Stockholders, previously scheduled for February 15, 2000. It is anticipated that the meeting will take place in late May, with the specific date and time to be announced.

         (b) On January 24, 2000, the Court of the Chancery of the State of Delaware, New Castle County, issued an opinion in Strassburger
                  v. Earley, et al., C.A. No. 1427, a copy of which is attached as Exhibit 1.

                  On February 7, 2000, defendants Michael M. Earley, John C. Stiska and Triton Group, Ltd. (collectively the "Triton Defendants") filed a Motion of Triton Defendants for a New Trial in this matter. A copy of the motion filed by the Triton Defendants is attached as Exhibit 2.

                  On February 8, 2000, defendant Russell Walden filed a Motion for a New Trial or, In the Alternative, to Reopen the Record to Allow for the Introduction of Newly Discovered Evidence. A copy of the motion filed by Mr. Walden is attached as
                  Exhibit 3.


Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following is a list of the Exhibits attached hereto:

         Exhibit #1: Opinion of the Court of the Chancery of the State of Delaware, New Castle County, in Strassburger v. Earley, et al., C.A. 1427

         Exhibit #2: Motion of Triton Defendants for a New Trial in Strassburger v. Early, et al.

         Exhibit #3: Motion for a New Trial of, In the Alternative, to Reopen the Record to Allow for the Introduction of Newly Discovered Evidence in Strassburger v. Early, et al.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             RIDGEWOOD HOTELS, INC.



                             By: /s/ Henk H. Evers
                                -------------------------------------
                                  Henk H. Evers
                                  President




Dated as of February 11, 2000


                                      -3-